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Exhibit 10.4

Medicaid Reform HMO Contract

Wellcare of Florida, Inc. d/b/a Staywell

AHCA CONTRACT NO. FAR009
AMENDMENT NO. 6

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency,” and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL, hereinafter referred to as the “Vendor,” is hereby amended as follows:

1.
Effective September 1, 2007, Attachment I, Scope of Services, is hereby amended to include Exhibit 5-B, attached hereto and made a part of the Contract. All references in the Contract to Exhibit 5-A, shall hereinafter instead refer to Exhibit 5-B.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this two (2) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL		STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha		SIGNED BY: /s/ Andrew C. Agwunobi
NAME: Todd S. Farha		NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO		TITLE: Secretary
DATE: 12/7/07		DATE: 12/10/07

List of attachments included as part of this Amendment:
Specify Type	Letter/ Number	Description
Exhibit	5-B	Capitation Rates SSI Medicare Part B Only and SSI Medicare Parts A and B Enrollees for All Medicaid Reform Counties (1 Page)

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AHCA Contract No. FAR009, Amendment No. 6, Page 1 of 1

EXHIBIT 5 - B
CAPITATION RATES
SSI MEDICARE PART B ONLY
AND
SSI MEDICARE PARTS A AND B ENROLLEES
FOR ALL MEDICAID REFORM COUNTIES

TABLE 4

Area: 4	County:	Duval, Baker, Clay and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)
	Under Age 65	Age 65 & Over
SSI/Parts A & B	$159.09	$107.50
SSI/Part B Only	$368.77	$368.77

Area: 10	County:	Broward

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

	Under Age 65	Age 65 & Over
SSI/Parts A & B	$151.52	$102.61
SSI/Part B Only	$248.51	$248.51

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AHCA Contract No. FAR009, Exhibit 5-B, Page 1 of 1